UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ALEANNA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

c/o Continental Stock Transfer & Trust (“CST”) 1 State St., 30th Floor, New York, NY 10004

You may vote your proxy when you view the

material on the Internet. You will be asked to

follow the prompts to vote your shares.

ALEANNA, INC.

300 Crescent Ct., Suite 1860

Dallas, TX 775201

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

to be held on

Thursday, June 12, 2025

*Stockholders are cordially invited to attend the Annual Meeting and to vote via the Internet or by mail.

Dear Stockholder:

The 2025 Annual Meeting of Stockholders of AleAnna, Inc., a Delaware corporation, will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the Annual Meeting being held on Thursday, June 12, 2025 at 11:00 a.m. Eastern Time by visiting https://www.cstproxy.com/aleannainc/2025 and entering the 12-digit control number. You may register for the Annual Meeting as early as 11:00 a.m. Eastern Time on June 3, 2025. Pre-registration is recommended but not required for stockholders of record. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the Annual Meeting, as described in the Proxy Statement.

Proposals to be considered at the Annual Meeting:

(1)	To re-elect Duncan Palmer and Graham van’t Hoff as Class I directors, to serve until the 2028 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal;

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve and adopt the AleAnna, Inc. 2025 Long-Term Incentive Plan; and

(3)	To transact such other business as may properly be raised at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the nominees under Proposal 1 and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting:

If you plan to attend the virtual online Annual Meeting, you will need your 12-digit control number to vote at the Annual Meeting. To attend, visit https://www.cstproxy.com/aleannainc/2025.

Vote Your Proxy on the Internet: Go to https://www.cstproxyvote.com. Have this notice available when you access the above website. Follow the prompts to vote your shares.
Vote via Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
The Proxy Materials are available for review at: https://www.cstproxy.com/aleannainc/2025	CONTROL NUMBER

300 Crescent Ct., Suite 1860

Dallas, TX 75201

Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Stockholders to be Held on June 12, 2025

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/aleannainc/2025:

-	the Company’s Annual Report for the year ended December 31, 2024;

-	the Company’s 2025 Proxy Statement;

-	the Proxy Card; and

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 28, 2025, to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/aleannainc/2025

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.